UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2018
NorthStar Realty Europe Corp.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-37597 (Commission File Number)	32-0468861 (I.R.S. Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01. Entry into a Material Definitive Agreement.

On November 7, 2018, NorthStar Realty Europe Corp. (the “Company”) and CNI NRE Advisors LLC (the “Asset Manager”), an affiliate of Colony Capital, Inc., entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Management Agreement, dated as of November 9, 2017 (the “Asset Management Agreement”) between the Company and the Asset Manager. The Amendment provides for the automatic termination of the Asset Management Agreement (the date of such termination, the “Termination Date”) upon the earlier of (i) the closing of an NRE Change of Control (as defined in the Asset Management Agreement) and (ii) the completion of an internalization of the management of the Company within nine months of the later of (x) April 30, 2019, if on such date there is not in place a definitive agreement for an NRE Change of Control and (y) if on April 30, 2019 there is a definitive agreement for an NRE Change of Control, such date on which such agreement is terminated, if any, if no other definitive agreement for an NRE Change of Control is entered into within 30 days thereafter.

The Amendment provides that upon the Termination Date, the Company will be obligated to pay to the Asset Manager a termination payment equal to (i) $70 million, minus (ii) the amount of any Incentive Fee (as defined in the Asset Management Agreement) paid pursuant to the Asset Management Agreement. No Incentive Fee will be payable to the Asset Manager for any period on or after the Termination Date.

Under the terms of the Amendment, at the direction of the Strategic Review Committee (the “SRC”) of the Company’s board of directors (the “Board”), the Company has agreed to use commercially reasonable efforts, consistent with the fiduciary duties of the SRC and the Board, to enter into a definitive agreement providing for an NRE Change of Control. The Amendment provides that the Asset Manager will continue to manage the Company and provide services to the Company under the terms the Asset Management Agreement until the Termination Date and during such period the Asset Manager will be entitled to expense reimbursements, the Base Management Fee and any Incentive Fee, each as defined in, and pursuant to, the Asset Management Agreement. If no definitive agreement for an NRE Change of Control is in place by April 30, 2019, the parties will cooperate to finalize the internalization of the management of NRE as soon as reasonably practicable. In addition, the Asset Manager and the Company agreed to negotiate in good faith to execute a definitive transition services agreement to remain in place for a period commencing upon the Termination Date and for nine months thereafter (or such shorter time requested by the Board).

The foregoing descriptions of the Amendment and the Asset Management Agreement do not purport to describe all of the terms of the Amendment and the Asset Management Agreement and are qualified in their entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto, and the Asset Management Agreement, which is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and is incorporated herein by reference.

Item 8.01. Other Events.

On November 7, 2018, the Company announced that the SRC is conducting a process to review strategic alternatives, including the potential sale of the Company, and the entry into the Amendment. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements are generally identifiable by use of forward looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "hypothetical," "continue," "future" or other similar words or expressions. Forward looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward looking information. Such statements include, but are not limited to, the likelihood and timing of successfully completing the transactions described and the entry into further agreements among the parties,. Forward looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from those in the forward looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and its other filings with the Securities and Exchange Commission. Such forward looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.
Item 9.01.    Financial Statements and Exhibits.
(d)        Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Amendment No. 1, dated November 7, 2018, to the Amended and Restated Asset Management Agreement, between NorthStar Realty Europe Corp. and CNI NRE Advisors, LLC.
99.1	Press Release dated November 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Europe Corp. (Registrant)

Date: November 8, 2018	By:	/s/ Trevor K. Ross
Trevor K. Ross General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1, dated November 7, 2018, to the Amended and Restated Asset Management Agreement, between NorthStar Realty Europe Corp. and CNI NRE Advisors, LLC.
99.1	Press Release dated November 7, 2018